$200,000,000

                               CALPINE CORPORATION

                               8 3/4% Senior Notes


                               PURCHASE AGREEMENT


                                  July 1, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
   As Representative of the Several Purchasers,
           11 Madison Avenue,
              New York, N.Y. 10010

Dear Sirs:


         1. Introductory. Calpine Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$200,000,000 principal amount of its 8 3/4% Senior Notes Due 2007 (the "Offered Securities") to be issued under an indenture dated as of July 8, 1997 (the "Indenture"), between the Company and The Bank of New York (the "Trustee"), on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act").

         Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement"), among the Company and the Purchasers. Pursuant to the Registration Rights Agreement the Company has agreed to file with the Securities and Exchange Commission (the "Commission") (i) a registra tion statement (the "Exchange Offer Registration Statement") under the Securities Act registering the offering of senior secured notes (the "Exchange Securities") identical in all material respects to the Offered Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Offered Securities (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

         The Company hereby agrees with the Purchasers as follows:

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the several Purchasers that:

                  (a) A preliminary offering circular has been prepared and a final offering circular relating to the Offered Securities will be prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement,

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

         the perliminary offering circular does not include and the final offering circular in the form used by the Purchasers to confirm sales and on the Closing Date will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFB") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stock holders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries (as defined below), taken as a whole.

                  (c) Each Subsidiary of the Company (i) other than those Subsidiaries specified in clause (ii) of this paragraph (2)(c) has been duly incorporated, is validly existing as a corpora tion in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Offering Document or (ii) that is not a corporation is a limited partnership, has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its property and to conduct its business as described in the Offering Document; and, in either case, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property required such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and the Company is not a general partner in any partnership. As used herein, the term "Subsidiary" shall have the meaning ascribed to it in the Indenture.

                  (d) The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement and the Indenture on the Closing Date (as defined below), the Indenture will have been duly executed and delivered (assuming due authorization, execution and delivery by the Trustee), such Offered Securities will have been duly executed, authenticated, issued and delivered (assuming authentication by the Trustee in accordance with the provisions of the Indenture) and will conform to the description thereof contained in


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


         the Offering  Document and the Indenture and such
         Offered Securities will constitute valid and legally binding obligations of the Company (and the Offered Securities will be entitled to the benefits in the Indenture), enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (e) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment with respect to this Offering.

                  (f) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Purchasers) constitutes a valid and binding agreement of the Company, enforceable in accor dance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general ap plicability.

                  (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplat ed by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as may be required by (i) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and (ii) the securities or Blue Sky laws of the various states and the Securities Act in connection with the offer of the Exchange Securities.

                  (h) The execution, delivery and performance of the Indenture, this Agreement, the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws of the Company or any such Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company.

                  (j) Except as disclosed in the Offering Document, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (k)  The  Company  and  its   Subsidiaries   possess  adequate
         certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the


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


         business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                  (l) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                  (m) Except as disclosed in the Offering Document, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmen tal laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (n) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (o) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in confor mity with the generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (p) The statistical and market-related data (other than market-related data and statistical data provided by the Company) included in the Offering Document are based on or derived from sources which the Company believes to be reliable and accurate, it being understood, however, that the Company has conducted no independent investigation of the accuracy thereof.

                  (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the

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

         condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (r) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (s) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (t) The offer and sale of the Offered Securities by the Company to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registra tion requirements of the Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify the Indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (u) Neither the Company, nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act), nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company has not entered and will not enter into any contractual arrange ment with respect to the distribution of the Offered Securities except for this Agreement.

                  (v) Neither the Company nor any of its Subsidiaries is (i) subject to regulation as a "holding company" or a "Subsidiary company" of a holding company or a "public utility company" under Section 2(a) of the Public Utility Holding Company Act of 1935 ("PUHCA"), (ii) subject to regulation under the Federal Power Act, as amended ("FPA"), other than as contemplated by 18 C.F.R. Sec 292.601(c) or (iii) subject to any state law or regulation with respect to rates or the financial or organizational regulation of electric utilities, other than as contemplated by 18 C.F.R. Sec 292.602(c).


                  (w) Each of the power generation projects in which the Company or its Subsidiaries has an interest (the "Projects") which is subject to the requirements under the Public Utility Regulatory Policies Act of 1978, as amended (16 U.S.C. Sec 796, et seq.), and the regulations of the Federal Energy Regulatory Commission ("FERC") promulgated thereunder, as amend ed from time to time, necessary to be a "qualifying cogeneration facility" and/or a "qualifying small power production facility" meets such requirements.

                  (x) The Company is subject to Section 13 or 15(d) of the Exchange Act.


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


         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.6353% of the principal amount thereof plus accrued interest from July 8, 1997 to the Closing Date (as hereinafter defined) the respective principal amount of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to CSFB by the Company at a bank acceptable to CSFB at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 10:00 A.M. (New York time), on July 8, 1997, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for inspection at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.

         4.  Representations  by  Purchasers;  Resale  by  Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each  Purchaser  severally  acknowledges  that the Offered
         Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities (i) as part of their distribution at any time and (ii) otherwise until the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A ("Rule 144A") or Rule 903 under the Securities Act. Accord ingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph (b) have the meanings given to them by Regulation S.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser

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

         severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (b) During the period of two years hereafter, the Company will furnish to CSFB and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to CSFB and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders and (ii) from time to time, such other information concerning the Company as CSFB may reasonably request.

                  (c) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFB, each of the other
         Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (d) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (e) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (f) The Company will pay all expenses incidental to the performance of its obliga tions under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Registration Rights Agreement, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in the Private Offerings, Resale and Trading through Automated Linkages (PORTAL) market and any expenses incidental thereto and (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities. The Company will reimburse the Purchasers for any expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospec tive purchasers of the Offered Securities and for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers.

                  (g) In connection with the offering, until CSFB shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (h) Except as contemplated by the Indenture and the Registration Rights Agreement, for a period of 30 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaran teed by the Company and having a maturity of more than one year from the date of issue. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchas ers to purchase and pay for the Offered Securities will be subject to the accuracy of the representa tions and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

              (a) The Purchasers shall have received:

                  (i) letters,  dated the date of this Agreement and the Closing
              Date, of Arthur Andersen substantially in the form of Exhibit A hereto to the Purchasers concerning certain of the financial information with respect to the Company as set forth in the Offering Document;

                  (ii)letters, dated the date of this Agreement and the Closing Date, of Moss Adams LLP substantially in the form of Exhibit B hereto to the Purchasers concerning certain of the financial information with respect to the Company set forth in the Offering Document; and

                  (iii) letters, dated the date of this Agreement and the Closing Date, of Ernst & Young LLP substantially in the form of Exhibit C hereto to the Purchasers concerning certain of the financial information with respect to the company as set forth in the Offering Docu ment.

              (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its Subsidiaries which, in the judgment of a majority in interest of the Purchasers, including CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or, New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFB, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

              (c) You shall have received on the Closing Date a certificate or certificates, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (b)(ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

              The  officers   signing  and   delivering   such   certificate  or
         certificates   may  rely  upon  the  best  of  their  knowledge  as  to
         proceedings threatened.

              (d) The Purchasers shall have received an opinion, dated the Closing Date, of Brobeck, Phleger & Harrison LLP, counsel for the Company, that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and au thority to own its property and to conduct its business as described in the Offering Document, and is duly qualified to transact business and is in good standing in each juris diction in which the conduct of its business or its ownership or leasing of property re quires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsid iaries, taken as a whole;

                  (ii)this Agreement has been duly authorized, executed and
              delivered by the Company;

                  (iii) the  Indenture  has been duly  authorized,  executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as
              (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applica bility; and the Indenture is in such form that it may be qualified under the Trust Inden ture Act, in compliance with the terms of the provisions of the Registration Rights Agree ment without material modification;

                  (iv) the Offered  Securities  have been duly authorized by the
              Company and, when the Offered Securities are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Offered Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (v) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Purchasers) constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bank ruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable prin ciples of general applicability;

                  (vi) the  execution  and  delivery  by the Company of, and the performance by the Company of its obligations under, this Agreement, the Offered Securities, the Indenture and the Registration Rights Agreement will not contravene any provision of applicable law or the certificate of incorporation, bylaws, partnership agreement or other organizational documents of the Company or any Subsidiary of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or any Subsid iary of the Company that is material to the Company or its Subsidiaries taken as a whole, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary of the Company, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Offered Securities, the Indenture and the Registra tion Rights Agreement, except such as may be required by (i) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and (ii) the securities or Blue Sky laws of the various states and the Securities Act in connection with the offer of the Exchange Securities;

                  (vii) the statements in the Offering Document under the captions "Description of Notes," "Plan of Distribution" and "Transfer Restrictions," insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (viii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject other than proceedings fairly summarized in all material respects in the Offering Document and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Offered Securities and the Registration Rights Agreement or to consummate the transac tions contemplated by the Offering Document;

                  (ix) based upon the representations, warranties and agreements of the Company in paragraphs 2(s) and 2(u) of this Agreement and of the Purchasers in paragraph 4 of this Agreement and on the representations and agreements in the Offering Document under the caption "Transfer Restrictions," it is not necessary in connection with the offer, sale and delivery of the Offered Securities to the Purchasers under this Agreement or in connection with the initial resale of such Offered Securities by the Purchasers in accordance with paragraph 4 of this Agreement to register the Offered Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any Offered Securities; and

                  (x) the  Company is not an  "investment  company" or an entity
              "controlled" by an "in vestment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         Such counsel shall also include a statement to the effect that no facts have come to such counsel's attention that would lead such counsel to believe that (except for financial statements, sched ules and other financial and statistical information as to which such counsel need not express any be lief) the Offering Document when issued did not, and as of the date such opinion is delivered does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (e) You shall have received on the Closing Date an opinion of Joseph E. Ronan, Jr., General Counsel of the Company, to the effect that:

                  (i) each  Subsidiary  of the  Company  (x)  other  than  those
              Subsidiaries specified in clause (y) of this paragraph (6)(e)(i) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Offering Document or (y) that is not a corporation is a limited partner ship, has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its property and to conduct its business as described in the Offering Document and, in either case, is duly qualified to transact business and is in good stand ing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and the Company is not a general partner in any partner ship;

                  (ii)the Company and each of its  Subsidiaries has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other gov ernmental authorities, all self-regulatory organizations and all courts and other tribunals, required to own, lease, license, operate and use its properties and assets and to conduct its business in the manner described in the Offering Document, except to the extent that the failure to obtain, declare or file would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                  (iii) the  contracts  and  agreements  of the  Company and its
              Subsidiaries and affiliates described in the Offering Document under "Business -- Description of Facilities -- Power Plants" conform in all material respects to the descriptions thereof contained in the Offering Document, and the statements in the Offering Document under the captions "Management," "Business --- Legal Proceedings" and "Business -- Government Regula tions" in each case insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (iv) such  counsel is of the opinion that the Company and each
              Subsidiary of the Company (i) is in compliance with any and all applicable environmental laws, (ii) has received all permits, licenses or other approvals required of it under applicable environ mental laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with environ mental laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company; and

                  (v) neither the  Company  nor any of its  Subsidiaries  is (i)
              subject to regulation as a "holding company" or a "Subsidiary company" of a holding company or an "affiliate" of a Subsidiary or holding company or a "public utility company" under Section 2(a) of PUHCA, (ii) subject to regulation under the FPA, other than as contemplated by 18 C.F.R. Sec 292.601(c) or (iii) subject to any state law or regulation with respect to the rates or the financial or organizational regulation of electric utilities, other than as contemplated by 18 C.F.R. Sec 292.602(c).

              (f) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Purchasers, dated the Closing Date, covering the matters referred to in subparagraphs (ii), (iii), (iv), (v), (vii) (but only as to the statements in the "Description of the Senior Notes," "Plan of Distribution" and "Transfer Restrictions") and (ix), and subparagraph
         (x) of paragraph (d) above.

         With respect to the final subparagraph of paragraph (d) above, Brobeck, Phleger & Harrison LLP and Skadden, Arps, Slate, Meagher & Flom LLP may state that their belief is based upon their participation in the preparation of the Offering Document and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to matters of fact, such counsel may rely on certificates of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing and that the Purchasers are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

         The opinion of Brobeck,  Phleger & Harrison LLP  described in paragraph
(d) above shall be rendered to you at the request of the Company and shall so state therein.

         The Company will furnish the Purchasers and their special counsel with such conformed copies of such opinions, certificates, letters and documents as the Purchasers and their special counsel reasonably request. CSFB may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

         7.   Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in paragraph (b) below. The indemnity agreement contained in this Section 7(a) with respect to any untrue statements or omission in any preliminary offering circular shall not inure to the benefit of any Purchaser if the person asserting such losses, liabilities, claims, damages, or expenses purchased the Offered Securities which is the subject thereof if at or prior to the written confirmation of the initial resale of the Offered Securities a copy of the final offering circular (or the final offering circular as amended or supplemented) was not sent or delivered to such person and the final offering circular (or the final offering circular as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

              (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: (i) the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, (ii) the legend on page 3 concerning the stabilization and overallotment by the Purchasers, (iii) the third sentence contained in the second paragraph under the caption "Plan of Distribution" concerning the role of the Purchasers in the offering, (iv) the second sentence of the third paragraph under the caption "Plan of Distribution" concerning sales of the Offered Securities, (v) the fourth paragraph under the caption "Plan of Distribution" concerning sales of the Offered Securities to persons in the United Kingdom,
(vi) the second sentence of the sixth paragraph under the caption "Plan of Distribution" concerning the intention of the Purchasers to make a market in the Offered Securities, (vii) the first sentence of the seventh paragraph under the caption "Plan of Distribution" concerning transactions engaged in by the Company and the Purchasers and their affiliates, (viii) the third sentence of the seventh paragraph under the caption "Plan of Distribution" concerning the affiliation of the Bank of Novia Scotia with one of the Purchasers, and (ix) the first sentence of the eighth paragraph under the caption "Plan of Distribution" concerning overallotments and stabilizing.


              (c) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnify ing party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an uncondition al release of such indemnified party from all liability on any claims that are the subject matter of such action.

              (d) If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable consider ations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d) no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this paragraph (d) to contribute are several in proportion to their respective purchase obligations and not joint.

              (e) The obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and condi tions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this paragraph shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of the Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities, CSFB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchas ers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities and arrangements satisfactory to CSFB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in paragraph 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agree ments, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to paragraph 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to paragraph 5 and the respective obligations of the Company and the Purchasers pursuant to paragraph 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to paragraph 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of paragraph 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, N.Y. 10010, Attention: Investment Banking Department Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Calpine Corporation 50 West San Fernando Street, San Jose, California 95113 Attention: Joseph E. Ronan, Jr.; provided, however, that any notice to a Purchaser pursuant to paragraph 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in paragraph 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of paragraph 5(c) hereof against the Company as if such holders were parties hereto.

         12. Representation of Purchasers. CSFB will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by CSFB will be binding upon all the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                            Very truly yours,

                                            CALPINE CORPORATION


                                            By:
                                                 Name:
                                                 Title:




The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

         By:  CREDIT SUISSE FIRST BOSTON CORPORATION

         Acting on behalf of themselves and as
            the Representative of the
            several Purchasers.



         By:
              Name:
              Title:

                                   SCHEDULE A







                                                                     Principal
                                                                     Amount of
                                                                     Securities
Purchaser
Credit Suisse First Boston Corporation.................   $         100,000,000
Morgan Stanley & Co. Incorporated .....................   $          30,000,000
Salomon Brothers Inc...................................   $          30,000,000
Scotia Capital Markets (USA) Inc.......................   $          20,000,000
BancAmerica Securities, Inc............................   $          10,000,000
CIBC Wood Gundy Securities Corp........................   $          10,000,000
                                                        -----------------------




                                    Total..............   $         200,000,000
                                                        =======================

                                   SCHEDULE B



                        List of Documents Delivered with
                                Offering Circular


                                      None